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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): April 23, 1999
                                                          --------------

                          HomeCom Communications, Inc.
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                            0-29204                 58-2153309
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(State or Other Jurisdiction of   (Commission file Number)   (I.R.S. Employer
Incorporation or Organization                                Identification No.)


3535 Piedmont Road, Atlanta, Georgia                                     30305
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (404) 237-4646
                                                                  --------------


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On April 23, 1999, HomeCom Communications, Inc., a Delaware corporation (the "Company") acquired all of the outstanding shares of Ganymede Corporation ("Ganymede") for total consideration of $1,132,338.50, consisting of 185,342 shares of common stock and $100,000 cash. In addition, the Company entered into employment with the three principals of Ganymede, calling for them to continue in their current roles for the acquired company.

         The acquisition will be accounted for as a purchase. The purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values. Results of operations for Ganymede will be included with those of the Company for periods subsequent to the date of acquisition. The Company will file a Registration Statement on Form S-3 with respect to the resale of a portion of the shares of HomeCom Communications, Inc. Common Stock issued in the acquisition.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

         Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

(b)      Pro Forma Financial Information

         Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

(c)      Exhibits

         10.55        Stock Purchase Agreement by and among HomeCom
                      Communications, Inc. and Richard L. Chu, Joseph G.
                      Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April 23, 1999.

         10.56        Employment Agreement between Ganymede Corporation and
                      Richard L. Chu, dated as of April 23, 1999.

         10.57        Employment Agreement between Ganymede Corporation and
                      John Winans, dated as of April 23, 1999.

         10.58        Employment Agreement between Ganymede Corporation and
                      Joseph G. Rickard, dated as of April 23, 1999.

         10.59        Escrow Agreement by and among HomeCom Communications,
                      Inc. and Richard L. Chu, Joseph G. Rickard, John R.
                      Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April 23, 1999.

         10.60        Pledge and Security Agreement by and between HomeCom
                      Communications, Inc. and Richard L. Chu, Joseph G.
                      Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April 23, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HOMECOM COMMUNICATIONS, INC.
                                                   (Registrant)


Date:    May 10, 1999                          By: /s/ Harvey Sax
         -----------                               -----------------------
                                                   Harvey Sax, President and
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)



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                                  Exhibit Index

Exhibit           Description

10.55             Stock Purchase Agreement by and among HomeCom Communications,
                  Inc. and Richard L. Chu, Joseph G. Rickard, John R. Winans,
                  Mario D'Agostino, Karen Moore, and John Kokinas, dated as of
                  April 23, 1999.

10.56             Employment Agreement between Ganymede Corporation and Richard
                  L. Chu, dated as of April 23, 1999.

10.57             Employment Agreement between Ganymede Corporation and John
                  Winans, dated as of April 23, 1999.

10.58             Employment Agreement between Ganymede Corporation and Joseph
                  G. Rickard, dated as of April 23, 1999.

10.59             Escrow Agreement by and among HomeCom Communications, Inc. and
                  Richard L. Chu, Joseph G. Rickard, John R. Winans, Mario
                  D'Agostino, Karen Moore, and John Kokinis, dated as of April
                  23, 1999.

10.60             Pledge and Security Agreement by and between HomeCom Communications,
                  Inc. and Richard L. Chu, Joseph G. Rickard, John R. Winans,
                  Mario D'Agostino, Karen Moore, and John Kokinis, dated as of
                  April 23, 1999.
